Exhibit 20.2

--------------------------------------------------------------------------------

                      Chase Manhattan Grantor Trust 1996-A

                         Statement to Certificateholders

                                 April 15, 1999

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
               ORIGINAL           PRIOR                                                                                 CURRENT
                FACE            PRINCIPAL                                                    REALIZED     DEFERRED     PRINCIPAL
  CLASS         VALUE            BALANCE         INTEREST        PRINCIPAL       TOTAL        LOSSES      INTEREST      BALANCE
------------------------------------------------------------------------------------------------------------------------------------
    A     1,474,263,764.33    211,945,653.98    918,431.17     19,236,709.99  20,155,141.16     0.00         0.00    192,708,943.99
------------------------------------------------------------------------------------------------------------------------------------
 TOTALS   1,474,263,764.33    211,945,653.98    918,431.17     19,236,709.99  20,155,141.16     0.00         0.00    192,708,943.99
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                         FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
------------------------------------------------------------------------------------------------------------------------------------
             PRIOR                                                     CURRENT                                          CURRENT
           PRINCIPAL                                                  PRINCIPAL                               CLASS    PASS-THRU
  CLASS     FACTOR       INTEREST       PRINCIPAL        TOTAL          FACTOR                                            RATE
------------------------------------------------------------------------------------------------------------------------------------
    A     143.7637274    0.622976       13.048350      13.671326      130.7153772                               A       5.200000%
------------------------------------------------------------------------------------------------------------------------------------
 TOTALS   143.7637274    0.622976       13.048350      13.671326      130.7153772
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Kimberly Costa
             The Chase Manhattan Bank - Structured Finance Services
                         450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                               Tel: (212) 946-3247
                        Email: kimberly.k.costa@chase.com
--------------------------------------------------------------------------------

 [Image]       (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

                      Chase Manhattan Grantor Trust 1996-A

                                 April 15, 1999

--------------------------------------------------------------------------------
                                 MONTHLY REPORT

                                           Due Period                                                38

                                           Due Period Beginning Date                           03/01/99

                                           Due Period End Date                                 03/31/99

                                           Determination Date                                  04/09/99

 I.    Monthly Expense Summary
          A. Servicing Fee Disbursement                                                      176,621.38

          B. Cash Collateral Account Expense                                                       0.00

          C. Total Expenses Paid (per $1000 of Original Principal Amount)                      0.119803

 II.   Cash Collateral Account Deposit Amount                                                      0.00

 III.  Outstanding Advance Summary
          A. From Prior Period                                                             3,823,339.25

          B. From Current Period                                                           3,727,883.64

          C. Change in Amount Between Periods (Line B - A)                                   -95,455.61

 IV.   Available Cash Collateral Account Information for Due Period
          A. Available Cash Collateral Amount                                             11,056,978.23

          B. Available Cash Collateral Amount Percentage                                         5.2169%

 V.    Available Cash Collateral Account Information for Next Period
          A. Available Cash Collateral Amount                                             11,056,978.23

          B. Available Cash Collateral Amount Percentage                                         5.7377%

 VI.   Required Cash Collateral Amount
          A. For the Current Collection Period                                            11,056,978.23

          B. For the Next Collection Period                                               11,056,978.23

 VII.  Payment Summary for Servicer
          A. Monthly Servicing Fees

                 1. Scheduled Monthly Servicing Fee                                          176,621.38

          B. Monthly Disbursements to Servicer

                 1. Monthly Servicing Fee and Unpaid Servicing Fee                           176,621.38

                 2. Reimbursed Advance Amount                                                324,622.25

                 3. Net Investment Earnings on Certificate Account                                 0.00

                 4. Total (Lines 1 thru 3)                                                   501,243.63

          C. Advance by Servicer                                                             229,166.64

          D. Net Disbursement to Seller (Lines B - C)                                        272,076.99

 VIII. Certificate Account Surplus from Cert Acct to Cash Collateral Acct                          0.00

 IX.   Disbursements on Cash Collateral Loan
          A. Interest Payment on Loan                                                              0.00

          B. Fees and Expenses on Loan                                                             0.00

          C. Principal Payment on Loan                                                             0.00

 [Image]       (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

                      Chase Manhattan Grantor Trust 1996-A

                                 April 15, 1999

--------------------------------------------------------------------------------

 X.    Repayment to Seller
          A. From Available Cash Collateral Funds                                             46,547.19

          B. From Certificate Account

                 1. Excess Funds                                                             416,869.04

                 2. Certificate Amount Surplus                                                     0.00

                 3. Excess Amount (Lines 1 - 2)                                              416,869.04

          C. Excess Amount Paid Seller (Lines A + B)                                         463,416.23

 XI.   Recoveries of Defaulted Receivables for Due Period                                     52,806.21

 XII.  Recoveries of Interest Delinquencies for Due Period                                   324,622.25

 [Image]       (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

                      Chase Manhattan Grantor Trust 1996-A

                                 April 15, 1999
--------------------------------------------------------------------------------

                       MONTHLY SERVICER CERTIFICATE REPORT

I.     Available Amount in the Certificate Account
          A. Credits

                 1. Payments form Obligors Applied to Collection Period

                         a. Principal Payments                                            18,873,219.05

                         b. Recovery of Advance                                              313,747.26

                         c. Other Interest Payments                                        1,375,460.58

                         d. Total (A thru C)                                              20,562,426.89

                 2. Repurchase Amount from Repurchased Receivables

                         a. Principal before Cutoff Date                                           0.00

                         b. Interest before Cutoff Date                                            0.00

                         c. Principal Payments                                               223,749.73

                         d. Recovery of Advance                                                3,614.63

                         e. Other Interest Payments                                            1,486.69

                         f. Total (A thru E)                                                 228,851.05

                 3. Reversal from Defaulted Contracts                                              0.00

                 4. Recovery of Defaulted Receivables                                         52,806.21

                 5. Recovery Amount Before Cutoff Date (Excluding Repurchased Receivables

                         a. Principal                                                              0.00

                         b. Interest                                                               0.00

                         c. Total (A thru B)                                                       0.00

                 6. Investment Earnings on Certificate Account                                     0.00

                 7. Net Adjustments                                                                3.04

                 8. Advance by Servicer                                                      229,166.64

                 9. Overpayment from Obligors                                                      0.00

                 10. Total Credits                                                        21,073,253.83

          B. Debits

                 1. Overpayments from Obligors                                                     0.00

                 2. Recovery Amount Before Cutoff Date to Seller

                         a. Principal                                                              0.00

                         b. Interest.                                                              0.00

                         c. Total (Lines A thru B)                                                 0.00

                 3. Reversal from Defaulted Contracts                                              0.00

                 4. Reimbursement of Advance

                         a. From Payments of Non-Defaulted Receivables                       317,361.89

                         b. From Recovery of Defaulted Receivables                                 0.00

                         c. Total (Lines A thru B)                                           317,361.89

                 5. Net Investment Earnings on Certificate Account                                 0.00

                 6. Total Debits (Lines 1 thru 5)                                            317,361.89

          C. Total Available Amount                                                       20,755,891.94

 [Image]       (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

                      Chase Manhattan Grantor Trust 1996-A

                                 April 15, 1999

--------------------------------------------------------------------------------

                       MONTHLY SERVICER CERTIFICATE REPORT

II.    Reimbursement of Advance on Defaulted Receivables
          A. Recovery of Advance                                                               2,714.34

          B. Unreimbursed Advance from Prior Period                                                0.00

          C. Reimbursed Amount (Min: Lines A and B)                                                0.00

III.   Excess Collections for Collection Period
          A. Excess Spread Amount                                                            511,208.64

          B. Net Recovery of Defaulted Receivables

                 1. Recovery of Defaulted Receivables                                         52,806.21

                 2. Reimbursement of Advance                                                       0.00

                 3. Net Recovery of Defaulted Receivables (Lines 1-2)                         52,806.21

          C. Excess Spread Amount to this Periods Defaulted Receivables

                 1. Balance on Defaulted Receivables

                         a. Principal                                                        139,741.21

                         b. Advanced Interest                                                  7,260.36

                         c. Unadvanced Interest                                                  144.24

                         d. Total (Lines A thru C)                                           147,145.81

                 2. Amount Applied to Default Balance (Min: Lines A+B and C.1)               147,145.81

          D. Principal Carryover Shortfall                                                         0.00

          E. Adjustment to Excess Collection                                                       0.00

          F. Excess Collections                                                              416,869.04

 IV. Scheduled Monthly Disbursements
          A. Unreimbursed Advance on Defaulted Receivables                                         0.00

          B. Principal and Interest to Certificateholders

                 1. Monthly Prinicpal

                         a. From Repurchsed Receivables                                      223,749.73

                         b. From Defaulted Receivables                                       139,741.21

                         c. Principal Payment                                             18,873,219.05

                         d. Total (Lines A thru C)                                        19,236,709.99

                 2. Monthly Interest                                                         918,431.17

                 3. Unpaid Interest                                                                0.00

                 4. Principal Carryover Shortfall                                                  0.00

                 5. Total                                                                 20,155,141.16

          C. Servicing Fee to Servicer

                 1. Monthly Servicing Fee                                                    176,621.38

                 2. Overdue Monthly Servicing Fee                                                  0.00

                 3. Total (Lines 1 thru 2)                                                   176,621.38

          D. Total (Lines A thru C)                                                       20,331,762.54

V.     Payment Deficiency Amount
          A. Scheduled Monthly Disbursements                                              20,331,762.54

          B. Available Distribution Amount

                 1. Available Amount in Certificate Account                               20,755,891.94

                 2. Excess Collections in Certificate Account                                416,869.04

                 3. Reimbursed Advance on Defaulted Receivables from Excess Spread             7,260.36

                 4. Available Distribution Amount (Lines 1-2-3)                           20,331,762.54

          C. Payment Deficiency Amount (Max: (Lines A-B) and 0.00)                                 0.00

 [Image]         (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

                      Chase Manhattan Grantor Trust 1996-A

                                 April 15, 1999

--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

VI.    Cash Collateral Account Withdrawal
          A. Available Cash Collateral Amount for the Collection Period                   11,056,978.23

          B. Payment Deficiency Amount                                                             0.00

          C. Cash Collateral Account Withdrawal                                                    0.00

 VII.  Disbursements from the Certificate Account with CCA Withdrawal
          A. Available Distribution Amount

                 1. Available Distribution Amount from Certificate Account                20,755,891.94

                 2. Excess Collections                                                       416,869.04

                 3. Cash Collateral Account Withdrawal                                             0.00

                 4. Reimbursed Advance on Defaulted Receivables from Excess Spread             7,260.36

                 5. Available Amount (Lines 1 - 2 + 3 - 4)                                20,331,762.54

          B. Disbursements of Advance on Defaulted Receivables                                     0.00

          C. Disbursements to Certificateholders                                          20,155,141.16

          D. Monthly Servicing Fee and Overdue Servicing Fee                                 176,621.38

          E. Excess Funds from Certificate Account

                 1. Available Amount after Distribution (Lines A - B - C- D)                       0.00

                 2. Excess Collections                                                       416,869.04

                 3. Excess Funds (Lines 1 + 2)                                               416,869.04

 VII.  Average Certificate Principal Balance for the Collection Period
          A. Beginning Balance                                                           211,945,653.98

          B. Ending Balance                                                              192,708,943.99

          C. Average Balance (Lines (A + B) / 2)                                         202,327,298.98

 IX.   Delinquency and Defaults Information

                                                 Group 1

                                                Delinquency      Principal
                          Period        Number     Amount         Balance
                          ------        ------  -----------      ---------
                         30-59 days       613   415,677.42      3,826,264.48
                         60-89 days       132   134,823.63        848,670.52
                         90-119 days       42    59,285.77        273,292.81
                         120+149 days      30    58,035.58        255,658.93
                         150+179 days      14    35,580.21        118,881.83
                         180+209 days      14    37,453.69         84,805.44
                         210+239 days       3     7,594.46         16,627.48
                         240+Days
                         Delinquent         0         0.00              0.00
                         Total            848   748,450.76      5,424,201.49

          B. Principal Amount of Loans in Defaulted Receivables                              139,741.21

          C. Delinquency Percentage

                 1. Outstanding Principal Balance for Deliquency >= 60 Days                1,597,937.01

                 2. Portfolio Principal Ending Balance for the Collection Period         192,708,943.99

                 3. Delinquency Percentage                                                       0.8292%

 [Image]      (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

                      Chase Manhattan Grantor Trust 1996-A

                                 April 15, 1999
--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

 X.    Portfolio Average Delinquency Rate
          A. Delinquency Rate for Second Prior Period                                            1.0347%

          B. Delinquency Rate for Prior Period                                                   1.0144%

          C. Delinquency Rate for Current Period                                                 0.8292%

          D. Average Deliquency Rate                                                             0.9594%

 XI.   Portfolio Average Three Due Periods Charge Off Rate
          A. Charge Off Rate for Second Prior Period                                             0.4412%

          B. Charge Off Rate for Prior Period                                                    0.8198%

          C. Charge Off Rate for Current Period

                 1. Principal Recoveries of Defaulted Receivables                             47,258.90

                 2. Principal on Defaulted Receivables                                       139,741.21

                 3. Average Pool Balance for Collection Period                           202,327,298.98

                 4. Charge Off Rate (12 * (Lines (2 - 1) / 3)                                    0.5485%

          D. Average Charge Off Rate ((Lines A thru C) / 3)                                      0.6032%

 XII.  Required Cash Collateral Amount for Next Collection Period
          A. Cash Collateral Floor Amount

                 1. Maximum Amount                                                        11,056,978.23

                 2. Possible Floor Amount

                         a. Pool Principal Balance at the Beginning of Collection        211,945,653.98
                            Period
                         b. Cumulative Monthly Interest Through Final Distribution        31,226,659.69
                            Date
                         c. Cumulative Monthly Servicing Fee Through Final                 6,005,126.86
                            Distribution Date
                         d. Total (Lines A thru C)                                       249,177,440.53

                 3. Cash Collateral Floor Amount (Min: Lines 1 & 2)                       11,056,978.23

          B. Possible Cash Collateral Amount

                 1. Cash Collateral Percentage

                         a. Average Three Period Delinquency Percentage                          0.9594%

                         b. Delinquency Percentage Trigger                                       1.2500%

                         c. Average Three Period Charge Off Rate                                 0.6032%

                         d. Charge Off Rate Trigger                                              1.2500%

                         e. Maximum Cash Collateral Percentage Specified                         7.0000%

                         f. Minimum Cash Collateral Percentage Specified                         5.0000%

                         g. Cash Collateral Percentage Applied (If a>b or c>d,                   5.0000%
                            then e, else f)

                 2. Pool Principal Balance                                               192,708,943.99

                 3. Possible Amount                                                        9,635,447.20

          C. Required Cash Collateral Amount (Max: Lines A & B)                           11,056,978.23

 XIII. Deposit to Cash Collateral Account
          A. Excess Funds from Certificate Account                                           416,869.04

          B. Required Deposit to Cash Collateral Account

                 1. Required Cash Collateral Amount for Next Period                       11,056,978.23

                 2. Available Cash Collateral Amount                                      11,056,978.23

                 3. Cash Collateral Account Withdrawal                                             0.00

                 4. Required Deposit Amount (Max: 0 & Lines 1-2+3)                                 0.00

          C. Deposit Amount to Cash Collateral Account (Min: Lines A & B)                          0.00

 [Image]       (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

                      Chase Manhattan Grantor Trust 1996-A

                                 April 15, 1999

--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

 XIV.  Memorandum Spread Account Unfunded Amount
          A. Memorandum Spread Account Cap

                 1. Cash Collateral Floor Amount                                          11,056,978.23

                 2. Possible Cap

                         a. Pool Principal Balance                                       192,708,943.99

                         b. Memorandum Spread Account Cap Percentage

                                1. Average Three Period Charge Off Rate                          0.6032%

                                2. Minimum Charge Off Rate Trigger                               1.2500%

                                3. Average Three Period Delinquency Rate                         0.9594%

                                4. Minimum Delinquency Percentage                                1.2500%

                                5. Minimum Cap Percentage Specified                              1.0000%

                                6. Maximum Cap Percentage Specified                              2.0000%

                                7. Memorandum Spread Account Cap Percentage                      1.0000%
                                   (If 1<=2 and 3<=4 then 5 else 6)
                         c. Possible Amount (Lines a * b)                                  1,927,089.44

                 3. Memorandum Spread Account Cap (Max: Lines (1 + 2))                    11,056,978.23

          B. Memorandum Spread Account Amount

                 1. Available Cash Collateral Amount                                      11,056,978.23

                 2. Cash Collateral Account Deposit                                                0.00

                 3. Cash Collateral Account Withdrawal                                             0.00

                 4. Principal Balance on Cash Collateral Loan                                      0.00

                 5. Memorandum Spread Account Amount (Max: 0 & Lines 1 + 2 - 3 - 4)       11,056,978.23

          C. Memorandum Spread Account Unfunded Amount (Max: 0 & Lines A - B)                      0.00

 XV.   Available Cash Collateral Payment Funds
          A. Certificate Account Surplus

                 1. Excess Funds from Certificate Account                                    416,869.04

                 2. Memorandum Spread Account Unfunded Amount                                      0.00

                 3. Certificate Account Surplus                                                    0.00

          B. Cash Collateral Account Surplus

                 1. Available Cash Collateral Amount                                      11,056,978.23

                 2. Cash Collateral Account Deposit                                                0.00

                 3. Cash Collateral Account Withdrawal                                             0.00

                 4. Required Cash Collateral Amount for Next Period                       11,056,978.23

                 5. Cash Collateral Account Surplus (Max: 0 & Lines 1 + 2 - 3 - 4)                 0.00

          C. Investment Earnings on Cash Collateral Account                                   46,547.19

          D. Available Cash Collateral Payment Funds                                          46,547.19

 XVI.  Scheduled Disbursement on Cash Collateral Loan
          A. Scheduled Interest

                 1. Interest on Deposit Rate Portion                                               0.00

                 2. Interest on Base Rate Portion                                                  0.00

                 3. Unpaid Interest                                                                0.00

                 4. Total (Lines 1 thru 3)                                                         0.00

          B. Fees and Expenses

                 1. Fees and Expenses                                                              0.00

                 2. Overdue Fees and Expenses                                                      0.00

                 3. Total (Lines 1 thru 2)                                                         0.00

          C. Total (Lines A + B)                                                                   0.00

 [Image]       (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

                      Chase Manhattan Grantor Trust 1996-A

                                 April 15, 1999

--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

 XVII. Excess From Memorandum Spread Account
          A. Memorandum Spread Account Cap                                                11,056,978.23

          B. Adjusted Memorandum Spread Account Amount

                 1. Memorandum Spread Account Amount                                      11,056,978.23

                 2. Investment Earnings on Cash Collateral Account                            46,547.19

                 3. Interest Due to Cash Collateral Loan                                           0.00

                 4. Fees and Expenses to Cash Collateral Loan                                      0.00

                 5. Adjusted Memorandum Spread Account Amount
                   (Max: 0 & Lines 1 + 2 - 3 - 4)                                         11,103,525.42

          C. Excess from Memorandum Spread Account                                            46,547.19

XVIII. Disbursement of Available Cash Collateral Payment Funds
          A. Available Cash Collateral Payment Funds                                          46,547.19

          B. Interest Payment to Cash Collateral Loan                                              0.00

          C. Fees and Expenses on Cash Collateral Depositor                                        0.00

          D. Principal Payment to Cash Collateral Loan

                 1. Available Disbursement Amount

                         a. Available Amount after Disbursement of Interest,
                            Fees, & Expenses                                                  46,547.19

                         b. From Excess of Memorandum Spread Account                          46,547.19

                         c. Available Disbursement Amount                                          0.00

                 2. Principal Balance on Cash Collateral Loan                                      0.00

                 3. Principal Payment                                                              0.00

          E. Excess Amount to Seller                                                          46,547.19

XIX.   Available Cash Collateral Amount for Next Distrbution Date
          A. Available Cash Collateral Amount

                 1. Available Cash Collateral Amount                                      11,056,978.23

                 2. Cash Collateral Account Deposit from Certificate Account                       0.00

                 3. Cash Collateral Account Withdrawal                                             0.00

                 4. Cash Collateral Account Surplus                                                0.00

                 5. Available Cash Collateral Amount (Lines 1 + 2 - 3 - 4)                11,056,978.23

          B. Available Cash Collateral Percentage                                                5.7377%

XX.    Reimbursed Advance
          A. From Payment in Certificate Account                                             317,361.89

          B. From Excess Spread                                                                7,260.36

          C. From Certificate Account with Cash Collateral Withdrawal                              0.00

          D. Total (Lines A thru C)                                                          324,622.25

XXI.   Excess Amount to Seller
          A. From Available Cash Collateral Payment Funds                                     46,547.19

          B. From Certificate Account

                 1. Excess Funds                                                             416,869.04

                 2. Certificate Account Surplus                                                    0.00

                 3. Excess Amount                                                            416,869.04

          C. Excess Amount to Seller (Lines A thru B)                                        463,416.23

XXII.  Weighted Average Coupon as of Current Period                                              9.0694%
XXII.  Weighted Average Maturity as of Current Period                                       18.03629494

 [Image]        (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

                        Chase Manhattan Grantor Trust 1996-A
                                   April 15, 1999

--------------------------------------------------------------------------------
                             MONTHLY BALANCE REPORT

I.     Defaulted Receivables Summary
          A. Beginning Balance

                 1. Principal                                                              8,002,219.86

                 2. Interest                                                                 308,170.65

                 3. Total                                                                  8,310,390.51

          B. Additions

                 1. Principal                                                                139,741.21

                 2. Interest                                                                   7,404.60

                 3. Total (Lines 1 thru 2)                                                   147,145.81

          C. Net Recoveries

                 1. Principal                                                                 47,258.90

                 2. Interest                                                                   2,731.99

                 3. Excess                                                                     2,815.32

                 4. Total (Lines 1 thru 3)                                                    52,806.21

          D. Adjustments on Excess from Recoveries                                             2,815.32

          E. Ending Balance
                 1. Principal                                                              8,094,702.17

                 2. Interest                                                                 312,843.26

                 3. Total (Lines 1 + 2)                                                    8,407,545.43

II.    Portfolio Delinquency Summary
          A. Beginning Balance                                                             3,410,410.67

          B. Additions                                                                     1,913,877.13

          C. Recoveries

                 1. From Repurchased Receivables                                              13,181.82

                 2. Delinquency Adjustments on Matured Contracts                               1,296.38

                 3. Others                                                                 2,857,254.14

                 4. Total (Lines 1 thru 3)                                                 2,871,732.34

          D. To Defaulted Receivables                                                         33,262.70

          E. Ending Balance                                                                2,419,292.76

III.   Outstanding Advances Summary
          A. Beginning Balance                                                             3,823,339.25

          B. Additions                                                                       229,166.64

          C. Reimbursements

                 1. For Defaulted Receivables

                         a. From Receivables Excess Spread                                     7,260.36

                         b. From Cash Collateral Withdrawal                                        0.00

                         c. From Recoveries of Defaulted Receivables                               0.00

                         d. Total (Lines a thru c)                                             7,260.36

                 2. Others                                                                   317,361.89

                 3. Total (Lines 1 thru 2)                                                   324,622.25

          D. Ending Balance (Lines A + B - C)                                              3,727,883.64

 [Image]        (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------

                      Chase Manhattan Grantor Trust 1996-A
                                 April 15, 1999

--------------------------------------------------------------------------------
                             MONTHLY BALANCE REPORT

IV.    Unreimbursed Advances of Defaulted Receivables Summary
          A. Beginning Balance                                                                     0.00

          B. Additions                                                                         7,260.36

          C. Reimbursements

                 1. From Recoveries of Defaulted Receivables                                       0.00

                 2. From Excess Reserve Account                                                7,260.36

                 3. From Cash Collateral Withdrawal                                                0.00

                 4. Total                                                                      7,260.36

          D. Ending Balance (Lines A + B - C)                                                      0.00

V.     Maturity Interest Deficiency Summary
          A. Beginning Balance                                                             1,985,402.39

          B. Additions                                                                        60,827.31

          C. Ending Balance                                                                2,046,229.70

VI.    Certificate Principal Balance
          A. Beginning Balance                                                           211,945,653.98

          B. Monthly Prinicpal

                 1. Defaulted Receivables                                                    139,741.21

                 2. Repurchased Receivables                                                  223,749.73

                 3. Principal Payment                                                     18,873,219.05

                 4. Total (Lines 1 thru 3)                                                19,236,709.99

          C. Ending Balance (Lines A - B)                                                192,708,943.99

VII.   Automobiles Receivables Balance Summary
          A. Beginning Balance                                                           211,945,653.98

          B. Automobile Receivable Monthly Principal

                 1. Defaulted Receivables                                                    139,741.21

                 2. Others                                                                19,096,968.78

                 3. Total (Lines 1 thru 2)                                                19,236,709.99

          C. Ending Balance                                                              192,708,943.99

VII.   Automobiles Tally Summary
          A. Beginning Number of Receivables                                                     38,373

          B. Additions                                                                                0

          C. Deductions

                 1. Repurchased Receivables                                                          31

                 2. Defaulted Receivables                                                            28

                 3. Matured Receivables                                                           1,597

                 4. Total (Lines 1 thru 3)                                                        1,656

          D. Ending Number of Receivables                                                        36,717

VIII.  Cash Collateral Loan Summary
          A. Beginning Balance                                                                     0.00

          B. Repayment of Loan                                                                     0.00

          C. Ending Balance                                                                        0.00


 [Image]     (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION